Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Citi Trends, Inc. (the “Company”) on Form 10-K for the fiscal year ending February 1, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Edward Anderson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2014

/s/ R. Edward Anderson
R. Edward Anderson
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Citi Trends, Inc. and will be retained by Citi Trends, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.